As filed with the Securities and Exchange Commission on August 28, 2020
___________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2020

OPPENHEIMER HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 1-12043

Delaware	98-0080034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
85 Broad Street
New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 668-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	OPY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On August 28, 2020, Oppenheimer Holdings Inc. (the “Company”) delivered a conditional notice of redemption to holders of its 6.75% Senior Secured Notes due 2022 (the “Notes”). The notice states that the Company will redeem on September 28, 2020 (the “Redemption Date”), subject to the satisfaction of the condition described below, all $150,00,000 aggregate principal amount outstanding of the Notes (reflected on the Company’s balance sheet as of June 30, 2020 as $148,574,000 outstanding due to certain notes held in treasury). The redemption is conditional and subject to the consummation (as and when determined by the Company in its sole and absolute discretion) of a financing sufficient to provide funds on deposit with The Bank of New York Mellon Trust Company, N.A (the “Trustee”) to redeem the Notes on terms and conditions satisfactory in all respects to the Company in its sole and absolute discretion on or prior to the Redemption Date.
The Company has instructed the Trustee to send a notice of conditional redemption in the name of the Company to all currently registered holders of the Notes. This Current Report on Form 8-K does not constitute a notice of redemption under the Indenture, nor an offer to tender for, or purchase, any Notes or any other security.
This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, the completion of the conditional redemption of the Notes or the consummation of the related financing transactions constitute forward-looking statements. For a discussion of the factors that could cause future performance to be different than anticipated, reference is made to Factors Affecting "Forward-Looking Statements" and Part 1A - Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. Any forward-looking statements made in this Current Report on Form 8-K are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OPPENHEIMER HOLDINGS INC.

By: /s/ Jeffrey J. Alfano --------------------------------- Name: Jeffrey J. Alfano Tittle: Chief Financial Officer (Duly Authorized Officer)
Date: August 28, 2020

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